Digital Asset Collateral Receivable - Schedule of Collateral for Loan Borrowings (Details) - Digital Assets [Member] $ in Thousands		Jun. 30, 2025 USD ($)	Dec. 31, 2024 USD ($)
Schedule of Collateral for Loan Borrowings [Line Items]
Quantity, Pledged BTC- current	[1]	87	131
Fair value, Pledged BTC- current	[1]	$ 9,397	$ 12,569
Quantity, Pledged BTC-non-current	[2]	591	502
Fair value, Pledged BTC-non-current	[2]	$ 63,140	$ 47,827
Quantity, Digital asset collateral receivable		678	633
Fair value, Digital asset collateral receivable		$ 72,537	$ 60,396

[1]	The BTC was pledged for the accounts payable due to a supplier of mining equipment, who is a related party of the Company. This collateral is expected to be released when the related outstanding payables are paid within one year.
[2]	The BTC was pledged for long-term loans (see Note 10). This collateral is expected to be released when the related loans are matured and repaid after one year.